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                                                                   EXHIBIT 10.55

February 5, 1997




Pyramid Investments, LLC
Butterfield House
Bank of Butterfield
Fort Street
Grand Cayman, Cayman Islands

Re: Letter Agreement Amending Offshore Debenture Securities Subscription Agreements and Convertible Debentures Issued Thereunder

Dear Pyramid Investments, LLC:

Reference is hereby made to that certain offshore Debenture Securities Subscription Agreement dated March 18, 1996 (the "Infinity Subscription Agreement") by and between Brassie Golf Corporation ("Brassie") and Infinity Investors Ltd. ("Infinity"), pursuant to which Brassie issued to Infinity a Debenture in the original principal amount of $1,250,000 convertible into shares of common stock ("Common Stock") of Brassie (the "Pre-Combination Infinity Debenture"). Reference is also hereby made to that certain offshore Debenture Securities Subscription Agreement dated March 18, 1996 (the "Conservative Growth Subscription Agreement") by and between Brassie and Conservative Growth Advisors Limited ("Conservative Growth"), pursuant to which Brassie issued to Conservative Growth a Debenture in the original principal amount of $1,250,000 convertible into shares of Common Stock (the "Conservative Growth Debenture"). On June 20, 1996, in full compliance with the terms of the Conservative Growth Subscription Agreement and Infinity Subscription Agreement, Infinity acquired the Conservative Growth Debenture and the principal balance and accrued interest of the Conservative Growth Debenture were combined with the Pre-Combination Infinity Debenture, (the resulting combined debenture being referred to herein as the "Infinity Debenture"). Reference is further hereby made to that certain Letter Agreement dated September 5, 1996 by and between Brassie and Infinity which, among other things, amended the Infinity Debenture. ("September 5, 1996 Letter Agreement").

Reference is also hereby made to that certain Assignment (the "Assignment") dated [ ] by and between Infinity and Pyramid Investments LLC ("Pyramid") whereby, in full compliance with the Infinity Subscription Agreement and the Infinity Debenture, Infinity assigned to Pyramid all of its rights and interests in and from the Infinity Subscription Agreement and the Infinity Debenture (hereinafter such subscription agreement held by Pyramid shall be referred to as the "Subscription Agreement" and such debenture held by Pyramid shall be referred to as the "Debenture").





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Pyramid Investments, LCC
February 5, 1997
Page 2


                             Amendments to Debenture
                             -----------------------

Except as described in this Letter Agreement, the terms and provisions of the Subscription Agreement and the Debenture, as amended by the September 5, 1996 Letter Agreement, are ratified and confirmed, and shall continue in full force and effect including, without limitation, all covenants and obligations of Brassie and Pyramid thereunder. It is the intent of Brassie and Pyramid that the debenture terms contained in this Letter Agreement shall be read together with the Debenture. In the event a debenture term contained in this Letter Agreement conflicts with a term of the Debenture, the term contained in this Letter Agreement shall prevail. Capitalized terms contained herein, and not defined herein, shall have the same meaning as such terms in the Debenture.

Brassie and Pyramid hereby amend the terms of the Debenture as follows:

1.       Effective Date. The amended terms to the Debenture contained herein
         ---------------
         shall be effective as of the date of this Letter Agreement.

2.       Principal Amount. The principal amount of the Debenture shall be
         -----------------
         $1,269,995. This amount equals the principal balance plus accrued interest due on the Infinity Debenture on the date of the Assignment.

3.       Interest Rate. Interest on the principal amount outstanding shall be
         --------------
         eight percent (8%) per annum.

4.       Market Price. The Market Price shall be the lesser of (A) Two US
         -------------
         Dollars (USD $2.00) or (B) the average closing bid price, as reported by NASDAQ, of Brassie Common Stock for the (i) two (2) NASDAQ trading days immediately preceding the date of the applicable conversion notice and (ii) the date of the conversion notice or if such date is not a NASDAQ trading day, the date of the first NASDAQ trading day following the date of the conversion notice.

5.       Conversion Price. The Conversion Price for each share of Common Stock
         -----------------
         shall equal 85% of the Market Price of the Common Stock.

6.       Restricted Conversion Period. After 90 days from the date of the
         -----------------------------
         Assignment, Pyramid may convert into Brassie Common Stock an amount of the principal balance of the Debenture







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Pyramid Investments, LCC
February 5, 1997
Page 3

6.     Restricted Conversion Period. (continued)
       -----------------------------
       equal to 50% of the principal balance of the Debenture as of the date of the Assignment minus the amount of principal balance paid off as a result of Pyramid exercising its Debenture Payoff Option pursuant to term #5 below. After 180 days from the date of the Assignment, Pyramid may convert the remaining outstanding principal balance of the Debenture into Brassie Common Stock.

7.     Debenture Payoff Option.
       ------------------------
       Between the 16th day and the 60th day following the date of this Letter Agreement Brassie shall have the option to payoff, and Pyramid shall have the option to require Brassie to payoff, a portion of the principal balance not to exceed $500,000 plus accrued interest on said portion.

       Between the 61st and 120th day following the date of this Letter Agreement Brassie shall have the option to redeem payoff, and Pyramid shall have the option to require Brassie to payoff, a portion of the principal balance not to exceed $500,000 plus accrued interest on said portion.

       Between the 121st day and the 180th day following the date of this Letter Agreement Brassie shall have the option to redeem payoff, and Pyramid shall have the option to require Brassie to payoff a portion of the principal balance not to exceed $275,000.

       The options shall be deemed exercised when the exercising party delivers, via mail, courier, or facsimile, to the non-exercising party written notice of the exercising party's intent to exercise such option including the principal amount to be paid off.

       Upon the exercise of an option by either party, Brassie shall have thirty
       (30) days in which to deliver the requested funds to Pyramid Investments, LLC, Butterfield House, Bank of Butterfield, Fort Street, Grand Cayman, Cayman Islands.

       The options are not cumulative and each option shall expire at the conclusion of its term.

       If Pyramid exercises an option to pay off, the Warrants as described hereinafter and shares of Brassie common stock received as a result of the Warrants shall be treated as follows: (i) the unexercised portion of each of the five Warrants shall be reduced at a rate of 0.1575 shares for each dollar of the Debenture principal amount that is paid off, and (ii) Pyramid shall return to Brassie, at no cost to Brassie and free of any encumbrance, at a rate of 0.1575 shares for each dollar of the Debenture principal amount that is paid off, a portion of any shares received by Pyramid as a result of exercising any of the Warrants.



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Pyramid Investments, LCC
February 5, 1997
Page 4


7.     Debenture Payoff Option. (continued)
       ------------------------

       If Brassie exercises an option to pay off, Pyramid may retain all the warrants attributable prorata to the portion of the Debenture balance being paid off.

8.     Termination of Converted Share Purchase Option. The purchase option, as
       -----------------------------------------------
       set forth in paragraph 5 of the September 5, 1996 Letter Agreement, which grants to Brassie from Infinity the right to purchase any New Shares issued upon conversion of the Debenture is hereby terminated.

                                    Warrants
                                    --------

Upon the execution of the Assignment Brassie hereby agrees to execute and deliver five (5) separate Warrants granting Pyramid the right to acquire 400,000 shares of Brassie common stock for each Warrant in the forms appended hereto (with respective exercise prices of $0.75, $1.00, $1.25, $1.50 and $1.75). Such Warrants shall be delivered via overnight courier to Pyramid.


               Content of Infinity Debenture and Letter Agreement
               --------------------------------------------------

Brassie hereby warrants that the Infinity Debenture and September 5, 1996 Letter Agreement both referred to herein are identical in all material ways (excluding individualized portions such as holder name, address, and principal balance) to the Debenture ("Lake Debenture") currently issued by Brassie to Lake Management LLC ("Lake") and the Letter Agreement dated September 6, 1996 between Brassie and Lake ("Lake Letter Agreement"). If for any reason the Infinity Debenture and the September 5, 1996 Letter Agreement are not identical in all material ways to the Lake Debenture and Lake Letter Agreement, Brassie shall execute and deliver such further documents and do such acts and things as Pyramid may reasonably request in order to effectuate the warrants and assurances contained in this paragraph.

                               Further Assurances
                               ------------------

Brassie and Pyramid hereby each agree that, at any time and from time to time, it shall execute and deliver such further documents and do such further acts and things as the requesting party may reasonably request in order to fully effect the purposes of this Letter Agreement.

                            (Signatures of next page)


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Pyramid Investments, LCC
February 5, 1997
Page 5


Sincerely,


BRASSIE GOLF CORPORATION


By: /s/ Lance McNeill
   ------------------------------

Name: Lance McNeill
     ----------------------------

Title: Vice President
      ---------------------------






ACKNOWLEDGED AND AGREED TO:

PYRAMID INVESTMENTS LLC


/s/ Erwin Di Kau
-----------------------------------------

By: Erwin Di Kau
   --------------------------------------

Name: Field Secretaries (Cayman) Limited
     ------------------------------------

Title: Secretary
      -----------------------------------

Dated:
      -----------------------------------


/s/ N. Brooks
-----------------------------------------

By: Niall Brooks
   --------------------------------------

Name: Field Secretaries (Cayman) Limited
     ------------------------------------

Title: Secretary
      -----------------------------------

Dated:
      -----------------------------------